EXHIBIT 4.1

NUMBER                                                                    SHARES
DS                                                             CUSIP 238128 10 2


                              DATATEC SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


         THIS CERTIFIES THAT                               is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                              DATATEC SYSTEMS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/S/ISAAC GAON                             /S/JAMES M. CACI
---------------------                     -----------------------------
CHAIRMAN OF THE BOARD                     SECRETARY/TREASURER

                                          COUNTERSIGNED AND REGISTERED:
                                          CONTINENTAL STOCK TRANSFER & TRUST
                                          COMPANY (JERSEY CITY, NJ)
                                          TRANSFER AGENT AND REGISTRAR,

                                          BY____________________________________
                                                            AUTHORIZED SIGNATURE

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common      UNIF GIFT MIN ACT - ______ Custodian ______
                                                         (Cust)          (Minor)
                                                   under Uniform Gifts to Minors
                                                   Act__________________________
                                                            (State)

TEN ENT -  as tenants by the entireties

JT TEN  -  as joint tenants with right of
           survivorship and not as
           tenants in common



Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of  capital  stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________________


                         _______________________________________________________
                         NOTICE: The signatures to this assignment and correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement of any change whatever.

SIGNATURE(S) GUARANTEED


By  _____________________________________________
    THE SIGNATURE(S)  SHOULD BE GUARANTEED
    BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS
    STOCKBROKERS, SAVINGS AND LOAN  ASSOCIATIONS
    AND CREDIT UNIONS) WITH MEMBERSHIP IN AN
    APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
    PURSUANT TO SEC RULE 17Ad-15.

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